UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2011
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 22, 2011, pursuant to the Reinsurance Group of America, Incorporated Flexible Stock Plan (the “Plan”) and pursuant to actions of the Compensation Committee, Reinsurance Group of America, Incorporated (the “Company”) granted stock appreciation rights (“SARs”) to the principal executive officer, principal financial officer and the other named executive officers, subject to the terms, conditions and limitations stated in the Stock Appreciation Right Award Agreement (the “SARs Agreement”) and the Plan. The Company’s Compensation Committee approved the 2011 SARs awards as follows: Greig Woodring, Chief Executive Officer — 34,061 shares; Jack Lay, Senior Executive Vice President and Chief Financial Officer — 12,489 shares; Paul Schuster, Senior Executive Vice President, Global Financial, Group and Health — 12,489 shares; Graham Watson, Senior Executive Vice President and Head of Global Mortality Products — 15,668 shares; Paul Nitsou, Executive Vice President, Global Major Accounts — 9,346 shares; and Alain Neemeh, President and CEO, RGA Canada — 8,326 shares. The SARs were granted with an exercise price equal to the fair market value on the grant date, which was $59.74 on February 22, 2011.
Pursuant to the terms of the SARs Agreement, the SARs awards will expire 10 years after grant and vest 25% on each of December 31, 2011, 2012, 2013 and 2014. The SARs must be exercised if at all no later than ten (10) years from the effective date (the “Expiration Date”). The SARs may be exercised only while the awardee is an employee of the Company or within 30 days following termination of the awardee’s status as an employee. In the event of the awardee’s disability or death while serving as a Company employee, the SAR shall become immediately 100% vested with respect to the portion of the SAR not exercised prior to the date of disability or death, and the SAR may be exercised at any time within five (5) years following the earlier to occur of death or disability, but in no event later than the Expiration Date. In the event of the awardee’s retirement (as defined in the Plan) prior to the Expiration Date, the SAR shall continue to vest as provided in the SARs Agreement and shall remain exercisable as if the awardee had continued his or her employment with the Company following retirement. In the event of a change of control (as defined in the Plan), the SAR shall become immediately 100% vested with respect to the portion of the SAR not exercised prior to the change of control.
The form of SARs Agreement is filed as Exhibit 10.1 to this Form 8-K and this description of the material terms of the SARs Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Exhibit
10.1	Form of Stock Appreciation Right Award Agreement, dated February 22, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REINSURANCE GROUP OF AMERICA,
INCORPORATED

Date: February 25, 2011	By:	/s/ Jack B. Lay
Jack B. Lay Senior Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Stock Appreciation Right Award Agreement, dated February 22, 2011